UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2017 (December 1, 2016)

Consumer Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54998	26-2517432
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Avenue, 4th Floor

Unit B, Flushing, New York 11354

(Address of principal executive offices) (zip code)

(718) 395 - 8150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 6, 2016, we filed a Current Report on Form 8-K reporting that on December 1, 2016, we closed our acquisition of Yin Hang Financial Information Service (Shanghai) Co., Ltd, a company formed under the laws of People’s Republic of China (“Yin Hang”).

This Form 8-K/A amends the Form 8-K that was filed on December 6, 2016 to include Yin Hang's audited consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 and the unaudited pro forma consolidated financial information as of September 30, 2016 related to our Yin Hang acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

On January 6, 2017, we filed another Current Report on Form 8-K reporting that on December 28, 2016, we closed our disposition of Shanghai Zhonghui Financial Information Services Corp. (“Zhonghui”), a company formed under the laws of People’s Republic of China (“Zhonghui”).

This Form 8-K/A further amends the Form 8-K that was filed on December 28, 2016 to include the unaudited pro forma consolidated financial information as of September 30, 2016 related to our Zhonghui dispostion required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Yin Hang audited consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(b)	Pro Forma Financial Information.

(i)	The following unaudited pro forma consolidated financial information related to the Yin Hang acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

Unaudited Pro Forma Consolidated Financial Statements for the nine months ended September 30, 2016

(ii)	The following unaudited pro forma consolidated financial information related to the Zhonghui disposition is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

Unaudited Pro Forma Consolidated Financial Statements for the nine months ended September 30, 2016

(c)	The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description
99.1	Yin Hang Audited Consolidated Financial Statements for the Fiscal Years Ended December 31, 2016 and 2015.
99.2	Unaudited Pro Forma Consolidated Financial Information relating to Yin Hang acquisition
99.3	Unaudited Pro Forma Consolidated Financial Information relating to Zhonghui disposition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2017	Consumer Capital Group, Inc.

	By:	/s/ Jianmin Gao
Jianmin Gao
President and Chief Executive Officer

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